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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: February 19, 2004
              (Date of Earliest Event Reported: February 19, 2004)


                         GULFTERRA ENERGY PARTNERS, L.P.
             (Exact name of Registrant as specified in its charter)


          Delaware                        1-11680                76-00396023
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
       incorporation)                                        Identification No.)


                                4 Greenway Plaza
                              Houston, Texas 77046
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (832) 676-4853

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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 19, 2004, we announced our earnings results for the quarter and year ended December 31, 2003. A copy of our press release is attached as Exhibit
99.1. The attached Exhibit is not filed, but is furnished to comply with Item 12 of Form 8-K.

         a)       Exhibits.

                  Exhibit Number                     Description
                  --------------        --------------------------------------
                        99.1            Press Release dated February 19, 2004.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            GULFTERRA ENERGY PARTNERS, L.P.


                                            By:       /s/ Kathy A. Welch
                                                --------------------------------
                                                        Kathy. A Welch
                                                 Vice President and Controller
                                                 (Principal Accounting Officer)

Date: February 19, 2004

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                                  EXHIBIT INDEX


Exhibit Number             Description
--------------             --------------------------------------
    99.1                   Press Release dated February 19, 2004.